Exhibit 99.1

SouthState Bank Corporation Reports Fourth Quarter 2025 Results Declares Quarterly Cash Dividend and Authorizes New Stock Repurchase Plan	For Immediate Release
Media Contact
Jackie Smith, 803.231.3486

WINTER HAVEN, FL – January 22, 2026 – SouthState Bank Corporation (“SouthState” or the “Company”) (NYSE: SSB) today released its unaudited results of operations and other financial information for the three-month and twelve-month periods ended December 31, 2025.

“The SouthState team finished the year with good momentum,” said John C. Corbett, SouthState’s Chief Executive Officer. “During the fourth quarter of 2025, loan and deposit growth accelerated to 8% annualized and earnings per share increased over 30% from the prior year. With peer-leading returns, we elected to repurchase 2 million shares of SouthState stock during the quarter and the board authorized a new share repurchase plan of 5.56 million shares. Headed into 2026, our pipelines are full and SouthState is poised to continue on our growth trajectory.”

Highlights of the fourth quarter of 2025 include:

Returns

●	Reported Diluted Earnings per Share (“EPS”) of $2.46, an increase of 32% year over year; Adjusted Diluted EPS (Non-GAAP) of $2.47, an increase of 28% year over year
●	Net Income of $247.7 million; Adjusted Net Income (Non-GAAP) of $248.2 million
●	Return on Average Common Equity of 10.9%; Return on Average Tangible Common Equity (Non-GAAP) and Adjusted Return on Average Tangible Common Equity (Non-GAAP) of 19.1%*
●	Return on Average Assets (“ROAA”) of 1.47% and Adjusted ROAA (Non-GAAP) of 1.48%*
●	Book Value per Share of $91.38
●	Tangible Book Value (“TBV”) per Share (Non-GAAP) of $56.27, an increase of 10% year over year, after closing the Independent Financial acquisition, raising the Company dividend by 11%, and repurchasing 2.4% of the Company’s shares

Performance

●	Net Interest Income of $581 million, a decrease of $19 million, or 3%, compared to the prior quarter
●	Noninterest Income of $105.8 million, up $7 million compared to the prior quarter, primarily due to an increase in correspondent banking and capital markets income; Noninterest Income represented 0.63% of average assets for the fourth quarter of 2025*
●	Net Interest Margin (“NIM”), non-tax equivalent and tax equivalent (Non-GAAP), of 3.85% and 3.86%, respectively
●	Net charge-offs totaled $10.5 million, or 0.09%* of average loans, and the year-to-date net charge-offs of 0.11%† of average loans
●	$6.6 million of Provision for Credit Losses (“PCL”); total Allowance for Credit Losses (“ACL”) plus reserve for unfunded commitments of 1.35% of loans
●	Efficiency Ratio and Adjusted Efficiency Ratio (Non-GAAP) of 50%

Balance Sheet

●	Loans increased by $931 million, or 8%*, and deposits increased by $1.1 billion, or 8%*; ending loan to deposit ratio of 88%
●	Total loan yield of 6.13%, down 0.35% from prior quarter
●	Total deposit cost of 1.82%, down 0.09% from prior quarter
●	Strong capital position with Tangible Common Equity, Total Risk-Based Capital, Tier 1 Leverage, and Tier 1 Common Equity ratios of 8.8%, 13.8%, 9.3%, and 11.4%, respectivelyǂ

Subsequent Events

●	The Board of Directors of the Company declared a quarterly cash dividend on its common stock of $0.60 per share, payable on February 13, 2026 to shareholders of record as of February 6, 2026
●	The Board of Directors approved a new stock repurchase plan authorizing the Company to repurchase up to 5,560,000 of the Company’s common shares; this authorization replaces the pre-existing authorization, which had 560,000 shares remaining and was cancelled as part of the Board approval of the 2026 repurchase plan

∗ Annualized percentages

† Excluding acquisition date charge-offs during the quarters ended March 31, 2025 and June 30, 2025

ǂ Preliminary

Financial Performance

	Three Months Ended					Twelve Months Ended
(Dollars in thousands, except per share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
INCOME STATEMENT	2025	2025	2025	2025	2024	2025	2024
Interest Income
Loans, including fees (1)	$748,106	$782,382	$746,448	$724,640	$489,709	$3,001,576	$1,925,838
Investment securities, trading securities, federal funds sold and securities
purchased under agreements to resell	100,640	99,300	94,056	83,926	59,096	377,922	215,524
Total interest income	848,746	881,682	840,504	808,566	548,805	3,379,498	2,141,362
Interest Expense
Deposits	250,189	257,271	241,593	245,957	168,263	995,009	671,825
Federal funds purchased, securities sold under agreements
to repurchase, and other borrowings	17,442	24,714	20,963	18,062	10,763	81,182	54,083
Total interest expense	267,631	281,985	262,556	264,019	179,026	1,076,191	725,908
Net Interest Income	581,115	599,697	577,948	544,547	369,779	2,303,307	1,415,454
Provision for credit losses	6,605	5,085	7,505	100,562	6,371	119,757	15,975
Net Interest Income after Provision for Credit Losses	574,510	594,612	570,443	443,985	363,408	2,183,550	1,399,479
Noninterest Income
Operating income	105,753	99,086	86,817	85,620	80,595	377,276	302,312
Securities losses, net	—	—	—	(228,811)	(50)	(228,811)	(50)
Gain on sale leaseback, net of transaction costs	—	—	—	229,279	—	229,279	—
Total noninterest income	105,753	99,086	86,817	86,088	80,545	377,744	302,262
Noninterest Expense
Operating expense	364,196	351,453	350,682	340,820	250,699	1,407,151	977,508
Merger, branch consolidation, severance related, and other expense (8)	4,494	20,889	24,379	68,006	6,531	117,768	20,133
FDIC special assessment	(3,835)	—	—	—	(621)	(3,835)	3,852
Total noninterest expense	364,855	372,342	375,061	408,826	256,609	1,521,084	1,001,493
Income before Income Tax Provision	315,408	321,356	282,199	121,247	187,344	1,040,210	700,248
Income tax provision	67,686	74,715	66,975	32,167	43,166	241,543	165,465
Net Income	$247,722	$246,641	$215,224	$89,080	$144,178	$798,667	$534,783

Adjusted Net Income (non-GAAP) (2)
Net Income (GAAP)	$247,722	$246,641	$215,224	$89,080	$144,178	$798,667	$534,783
Securities losses, net of tax	—	—	—	178,639	38	178,639	38
Gain on sale leaseback, net of transaction costs and tax	—	—	—	(179,004)	—	(179,004)	—
Initial provision for credit losses - Non-PCD loans and UFC from Independent, net of tax	—	—	—	71,892	—	71,892	—
Merger, branch consolidation, severance related, and other expense, net of tax (8)	3,529	16,032	18,593	53,094	5,026	91,248	15,374
Deferred tax asset remeasurement	—	—	—	5,581	—	5,581	—
FDIC special assessment, net of tax	(3,012)	—	—	—	(478)	(3,012)	2,884
Adjusted Net Income (non-GAAP)	$248,239	$262,673	$233,817	$219,282	$148,764	$964,011	$553,079

Basic earnings per common share	$2.48	$2.44	$2.12	$0.88	$1.89	$7.90	$7.01
Diluted earnings per common share	$2.46	$2.42	$2.11	$0.87	$1.87	$7.87	$6.97
Adjusted net income per common share - Basic (non-GAAP) (2)	$2.48	$2.60	$2.30	$2.16	$1.95	$9.54	$7.25
Adjusted net income per common share - Diluted (non-GAAP) (2)	$2.47	$2.58	$2.30	$2.15	$1.93	$9.50	$7.21
Dividends per common share	$0.60	$0.60	$0.54	$0.54	$0.54	$2.28	$2.12
Basic weighted-average common shares outstanding	100,063,315	101,218,431	101,495,456	101,409,624	76,360,935	101,043,488	76,303,351
Diluted weighted-average common shares outstanding	100,618,796	101,735,095	101,845,360	101,828,600	76,957,882	101,499,247	76,762,354
Effective tax rate	21.46%	23.25%	23.73%	26.53%	23.04%	23.22%	23.63%
Adjusted effective tax rate	21.46%	23.25%	23.73%	21.93%	23.04%	22.68%	23.63%

Performance and Capital Ratios

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
	2025	2025	2025	2025	2024	2025	2024
PERFORMANCE RATIOS
Return on average assets (annualized)	1.47%	1.49%	1.34%	0.56%	1.23%	1.22%	1.17%
Adjusted return on average assets (annualized) (non-GAAP) (2)	1.48%	1.59%	1.45%	1.38%	1.27%	1.48%	1.21%
Return on average common equity (annualized)	10.90%	11.04%	9.93%	4.29%	9.72%	9.13%	9.41%
Adjusted return on average common equity (annualized) (non-GAAP) (2)	10.92%	11.75%	10.79%	10.56%	10.03%	11.02%	9.73%
Return on average tangible common equity (annualized) (non-GAAP) (3)	19.10%	19.62%	18.17%	8.99%	15.09%	16.68%	14.98%
Adjusted return on average tangible common equity (annualized) (non-GAAP) (2) (3)	19.14%	20.81%	19.61%	19.85%	15.56%	19.85%	15.47%
Efficiency ratio (tax equivalent)	49.65%	49.88%	52.75%	60.97%	55.73%	53.14%	56.93%
Adjusted efficiency ratio (non-GAAP) (4)	49.56%	46.89%	49.09%	50.24%	54.42%	48.91%	55.53%
Dividend payout ratio (5)	24.23%	24.59%	25.47%	61.45%	28.58%	28.82%	30.22%
Book value per common share	$91.38	$89.14	$86.71	$84.99	$77.18
Tangible book value per common share (non-GAAP) (3)	$56.27	$54.48	$51.96	$50.07	$51.11

CAPITAL RATIOS
Equity-to-assets	13.5%	13.6%	13.4%	13.2%	12.7%
Tangible equity-to-tangible assets (non-GAAP) (3)	8.8%	8.8%	8.5%	8.2%	8.8%
Tier 1 leverage (6)	9.3%	9.4%	9.2%	8.9%	10.0%
Tier 1 common equity (6)	11.4%	11.5%	11.2%	11.0%	12.6%
Tier 1 risk-based capital (6)	11.4%	11.5%	11.2%	11.0%	12.6%
Total risk-based capital (6)	13.8%	14.0%	14.5%	13.7%	15.0%

Balance Sheet

	Ending Balance
(Dollars in thousands, except per share and share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
BALANCE SHEET	2025	2025	2025	2025	2024
Assets
Cash and due from banks	$583,375	$582,792	$755,798	$688,153	$525,506
Federal funds sold and interest-earning deposits with banks	2,589,108	2,561,663	2,708,308	2,611,537	866,561
Cash and cash equivalents	3,172,483	3,144,455	3,464,106	3,299,690	1,392,067

Trading securities, at fair value	110,183	107,519	95,306	107,401	102,932
Investment securities:
Securities held to maturity	2,048,030	2,096,727	2,145,991	2,195,980	2,254,670
Securities available for sale, at fair value	6,313,756	6,042,800	5,927,867	5,853,369	4,320,593
Other investments	353,428	366,218	357,487	345,695	223,613
Total investment securities	8,715,214	8,505,745	8,431,345	8,395,044	6,798,876
Loans held for sale	345,343	346,673	318,985	357,918	279,426
Loans:
Purchased credit deteriorated	2,977,499	3,160,359	3,409,186	3,634,490	862,155
Purchased non-credit deteriorated	11,232,414	11,877,828	12,492,553	13,084,853	3,635,782
Non-acquired	34,388,614	32,629,724	31,365,508	30,047,389	29,404,990
Less allowance for credit losses	(585,197)	(590,133)	(621,046)	(623,690)	(465,280)
Loans, net	48,013,330	47,077,778	46,646,201	46,143,042	33,437,647
Premises and equipment, net	994,176	961,510	964,878	946,334	502,559
Bank owned life insurance	1,293,574	1,285,532	1,280,632	1,273,472	1,013,209
Mortgage servicing rights	84,032	84,491	85,836	87,742	89,795
Core deposit and other intangibles	386,326	409,890	433,458	455,443	66,458
Goodwill	3,094,059	3,094,059	3,094,059	3,088,059	1,923,106
Other assets	988,692	1,030,558	1,078,516	981,309	775,129
Total assets	$67,197,412	$66,048,210	$65,893,322	$65,135,454	$46,381,204

Liabilities and Shareholders' Equity
Deposits:
Noninterest-bearing	$13,375,697	$13,430,459	$13,719,030	$13,757,255	$10,192,117
Interest-bearing	41,770,100	40,642,810	39,977,931	39,580,360	27,868,749
Total deposits	55,145,797	54,073,269	53,696,961	53,337,615	38,060,866
Federal funds purchased and securities
sold under agreements to repurchase	618,215	594,092	630,558	679,337	514,912
Other borrowings	696,536	696,429	1,099,705	752,798	391,534
Reserve for unfunded commitments	69,619	68,538	64,693	62,253	45,327
Other liabilities	1,608,137	1,604,756	1,600,271	1,679,090	1,478,150
Total liabilities	58,138,304	57,037,084	57,092,188	56,511,093	40,490,789

Shareholders' equity:
Common stock - $2.50 par value; authorized 160,000,000 shares	247,845	252,723	253,745	253,698	190,805
Surplus	6,480,471	6,647,952	6,679,028	6,667,277	4,259,722
Retained earnings	2,614,173	2,426,463	2,240,470	2,080,053	2,046,809
Accumulated other comprehensive loss	(283,381)	(316,012)	(372,109)	(376,667)	(606,921)
Total shareholders' equity	9,059,108	9,011,126	8,801,134	8,624,361	5,890,415
Total liabilities and shareholders' equity	$67,197,412	$66,048,210	$65,893,322	$65,135,454	$46,381,204

Common shares issued and outstanding	99,138,204	101,089,231	101,498,000	101,479,065	76,322,206

Net Interest Income and Margin

	Three Months Ended
	Dec. 31, 2025			Sep. 30, 2025			Dec. 31, 2024
(Dollars in thousands)	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
YIELD ANALYSIS	Balance	Expense	Rate	Balance	Expense	Rate	Balance	Expense	Rate
Interest-Earning Assets:
Federal funds sold and interest-earning deposits with banks	$2,703,627	$25,580	3.75%	$2,212,239	$23,271	4.17%	$1,308,313	$14,162	4.31%
Investment securities	8,760,360	75,060	3.40%	8,624,670	76,029	3.50%	7,144,438	44,934	2.50%
Loans held for sale	298,600	5,201	6.91%	289,884	5,067	6.93%	179,803	2,304	5.10%
Total loans held for investment	48,109,526	742,905	6.13%	47,600,317	777,315	6.48%	33,662,822	487,405	5.76%
Total interest-earning assets	59,872,113	848,746	5.62%	58,727,110	881,682	5.96%	42,295,376	548,805	5.16%
Noninterest-earning assets	6,767,257			6,762,434			4,214,390
Total Assets	$66,639,370			$65,489,544			$46,509,766

Interest-Bearing Liabilities ("IBL"):
Transaction and money market accounts	$30,598,366	$178,129	2.31%	$29,623,457	$187,627	2.51%	$20,823,079	$121,239	2.32%
Savings deposits	2,834,358	1,827	0.26%	2,879,488	1,940	0.27%	2,427,760	1,741	0.29%
Certificates and other time deposits	7,560,350	70,233	3.69%	7,310,133	67,704	3.67%	4,517,047	45,283	3.99%
Federal funds purchased	334,401	3,297	3.91%	331,707	3,640	4.35%	292,626	3,479	4.73%
Repurchase agreements	294,259	1,462	1.97%	281,395	1,527	2.15%	261,373	1,382	2.10%
Other borrowings	696,485	12,683	7.22%	974,992	19,547	7.95%	394,853	5,902	5.95%
Total interest-bearing liabilities	42,318,219	267,631	2.51%	41,401,172	281,985	2.70%	28,716,738	179,026	2.48%
Noninterest-bearing deposits	13,644,784			13,541,840			10,561,382
Other noninterest-bearing liabilities	1,656,851			1,679,124			1,330,020
Shareholders' equity	9,019,516			8,867,408			5,901,626
Total Non-IBL and shareholders' equity	24,321,151			24,088,372			17,793,028
Total Liabilities and Shareholders' Equity	$66,639,370			$65,489,544			$46,509,766
Net Interest Income and Margin (Non-Tax Equivalent)		$581,115	3.85%		$599,697	4.05%		$369,779	3.48%
Net Interest Margin (Tax Equivalent) (non-GAAP)			3.86%			4.06%			3.48%
Total Deposit Cost (without Debt and Other Borrowings)			1.82%			1.91%			1.75%
Overall Cost of Funds (including Demand Deposits)			1.90%			2.04%			1.81%

Total Accretion on Acquired Loans (1)		$50,327			$82,976			$2,887
Tax Equivalent ("TE") Adjustment		$800			$718			$547
●	The remaining loan discount on acquired loans to be accreted into loan interest income totals $259.5 million as of December 31, 2025.

Noninterest Income and Expense

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands)	2025	2025	2025	2025	2024	2025	2024
Noninterest Income:
Fees on deposit accounts	$41,950	$42,572	$37,869	$35,933	$35,121	$158,324	$136,094
Mortgage banking income	5,158	5,462	5,936	7,737	4,777	24,293	20,047
Trust and investment services income	14,684	14,157	14,419	14,932	12,414	58,192	45,474
Correspondent banking and capital markets income	30,638	25,522	19,161	16,715	20,905	92,036	69,144
Expense on centrally-cleared variation margin	(3,167)	(4,318)	(5,394)	(7,170)	(7,350)	(20,049)	(36,525)
Total correspondent banking and capital markets income	27,471	21,204	13,767	9,545	13,555	71,987	32,619
Bank owned life insurance income	9,633	10,597	9,153	10,199	7,944	39,582	30,484
Other	6,857	5,094	5,673	7,275	6,784	24,898	37,594
Securities losses, net	—	—	—	(228,811)	(50)	(228,811)	(50)
Gain on sale leaseback, net of transaction costs	—	—	—	229,279	—	229,279	—
Total Noninterest Income	$105,753	$99,086	$86,817	$86,088	$80,545	$377,744	$302,262

Noninterest Expense:
Salaries and employee benefits	$202,714	$199,148	$200,162	$195,811	$154,116	$797,835	$606,869
Occupancy expense	42,567	40,874	41,507	35,493	22,831	160,441	90,103
Information services expense	30,443	28,988	30,155	31,362	23,416	120,948	92,193
OREO and loan related expense	867	5,427	2,295	1,784	1,416	10,373	4,687
Business development and staff related	13,485	8,907	7,182	6,510	6,777	36,085	23,783
Amortization of intangibles	23,417	23,426	24,048	23,831	5,326	94,722	22,395
Professional fees	7,410	4,994	4,658	4,709	5,366	21,771	16,404
Supplies and printing expense	3,594	3,278	3,970	3,128	2,729	13,969	10,558
FDIC assessment and other regulatory charges	9,884	8,374	11,469	11,258	7,365	40,985	31,152
Advertising and marketing	4,710	2,980	3,010	2,290	2,269	12,990	9,143
Other operating expenses	25,105	25,057	22,226	24,644	19,088	97,032	70,221
Merger, branch consolidation, severance related and other expense (8)	4,494	20,889	24,379	68,006	6,531	117,768	20,133
FDIC special assessment	(3,835)	—	—	—	(621)	(3,835)	3,852
Total Noninterest Expense	$364,855	$372,342	$375,061	$408,826	$256,609	$1,521,084	$1,001,493

Loans and Deposits

The following table presents a summary of the loan portfolio by type:

	Ending Balance
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
LOAN PORTFOLIO (7)	2025	2025	2025	2025	2024
Construction and land development * †	$2,548,360	$2,678,971	$3,323,923	$3,497,909	$2,184,327
Investor commercial real estate*	17,883,913	17,603,205	16,953,410	16,822,119	9,991,482
Commercial owner occupied real estate	7,576,991	7,529,075	7,497,906	7,417,116	5,716,376
Commercial and industrial	9,181,408	8,644,636	8,445,878	8,106,484	6,222,876
Consumer real estate *	10,450,223	10,202,026	10,038,369	9,838,952	8,714,969
Consumer/other	957,632	1,009,998	1,007,761	1,084,152	1,072,897
Total Loans	$48,598,527	$47,667,911	$47,267,247	$46,766,732	$33,902,927
*

Single family home construction-to-permanent loans originated by the Company’s mortgage banking division are included in construction and land development category until completion. Investor commercial real estate loans include commercial non-owner occupied real estate and other income producing property. Consumer real estate includes consumer owner occupied real estate and home equity loans.

†

Includes single family home construction-to-permanent loans of $342.8 million, $350.2 million, $371.1 million, $343.5 million, and $386.2 million for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024, respectively.

	Ending Balance
(Dollars in thousands)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
DEPOSITS	2025	2025	2025	2025	2024
Noninterest-bearing checking	$13,375,697	$13,430,459	$13,719,030	$13,757,255	$10,192,116
Interest-bearing checking	13,838,558	12,906,408	12,607,205	12,034,973	8,232,322
Savings	2,820,621	2,853,410	2,889,670	2,939,407	2,414,172
Money market	17,751,688	17,251,469	16,772,597	17,447,738	13,056,534
Time deposits	7,359,233	7,631,523	7,708,459	7,158,242	4,165,722
Total Deposits	$55,145,797	$54,073,269	$53,696,961	$53,337,615	$38,060,866

Core Deposits (excludes Time Deposits)	$47,786,564	$46,441,746	$45,988,502	$46,179,373	$33,895,144

Asset Quality

	Ending Balance
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
(Dollars in thousands)	2025	2025	2025	2025	2024
NONPERFORMING ASSETS:
Non-acquired
Non-acquired nonaccrual loans and restructured loans on nonaccrual	$161,975	$146,751	$141,910	$151,673	$141,982
Accruing loans past due 90 days or more	2,997	4,352	3,687	3,273	3,293
Non-acquired OREO and other nonperforming assets	5,273	11,969	17,288	2,290	1,182
Total non-acquired nonperforming assets	170,245	163,072	162,885	157,236	146,457
Acquired
Acquired nonaccrual loans and restructured loans on nonaccrual	135,179	149,695	151,466	116,691	65,314
Accruing loans past due 90 days or more	1,944	891	707	537	—
Acquired OREO and other nonperforming assets	3,901	7,147	8,783	5,976	1,583
Total acquired nonperforming assets	141,024	157,733	160,956	123,204	66,897
Total nonperforming assets	$311,269	$320,805	$323,841	$280,440	$213,354

	Three Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,
	2025	2025	2025	2025	2024
ASSET QUALITY RATIOS (7):
Allowance for credit losses as a percentage of loans	1.20%	1.24%	1.31%	1.33%	1.37%
Allowance for credit losses, including reserve for unfunded commitments,
as a percentage of loans	1.35%	1.38%	1.45%	1.47%	1.51%
Allowance for credit losses as a percentage of nonperforming loans	193.71%	195.61%	208.57%	229.15%	220.94%
Net charge-offs as a percentage of average loans (annualized)	0.09%	0.27%	0.21%	0.38%	0.06%
Net charge-offs, excluding acquisition date charge-offs, as a percentage
of average loans (annualized) *	0.09%	0.27%	0.06%	0.04%	0.06%
Total nonperforming assets as a percentage of total assets	0.46%	0.49%	0.49%	0.43%	0.46%
Nonperforming loans as a percentage of period end loans	0.62%	0.63%	0.63%	0.58%	0.62%

* Excluding acquisition date charge-offs recorded in connection with the Independent merger.

Current Expected Credit Losses (“CECL”)

Below is a table showing the roll forward of the ACL and UFC for the fourth quarter of 2025:

	Allowance for Credit Losses ("ACL") and Unfunded Commitments ("UFC")
(Dollars in thousands)	Non-PCD ACL	PCD ACL	Total ACL	UFC
Ending balance 9/30/2025	$511,578	$78,555	$590,133	$68,538
Charge offs	(9,329)	—	(9,329)	—
Acquired charge offs	(1,506)	(3,515)	(5,021)	—
Recoveries	2,289	—	2,289	—
Acquired recoveries	212	1,389	1,601	—
Provision for credit losses	12,797	(7,273)	5,524	1,081
Ending balance 12/31/2025	$516,041	$69,156	$585,197	$69,619

Period end loans	$45,621,028	$2,977,499	$48,598,527	N/A
Allowance for Credit Losses to Loans	1.13%	2.32%	1.20%	N/A
Unfunded commitments (off balance sheet) †				$11,486,892
Reserve to unfunded commitments (off balance sheet)				0.61%

† Unfunded commitments exclude unconditionally cancelable commitments and letters of credit.

Conference Call

The Company will host a conference call to discuss its fourth quarter results at 9:00 a.m. Eastern Time on January 23, 2026.  Callers wishing to participate may call toll-free by dialing (888) 350-3899 within the US and (646) 960-0343 for all other locations.  The numbers for international participants are listed at https://events.q4irportal.com/custom/access/2324/.  The conference ID number is 4200408.   Alternatively, individuals may listen to the live webcast of the presentation by visiting SouthStateBank.com.  An audio replay of the live webcast is expected to be available by the evening of January 23, 2026 on the Investor Relations section of SouthStateBank.com.

SouthState is a financial services company headquartered in Winter Haven, Florida. SouthState Bank, N.A., the company’s nationally chartered bank subsidiary, provides consumer, commercial, mortgage and wealth management solutions to more than 1.5 million customers throughout Florida, Texas, the Carolinas, Georgia, Colorado, Alabama, Virginia and Tennessee. The bank also serves clients nationwide through its correspondent banking division.  Additional information is available at SouthStateBank.com.

###

Non-GAAP Measures

Statements included in this press release include non-GAAP measures and should be read along with the accompanying tables that provide a reconciliation of non-GAAP measures to GAAP measures.  Although other companies may use calculation methods that differ from those used by SouthState for non-GAAP measures, management believes that these non-GAAP measures provide additional useful information, which allows readers to evaluate the ongoing performance of the Company.  Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company.  Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP.

(Dollars in thousands)	Three Months Ended
PRE-PROVISION NET REVENUE ("PPNR") (NON-GAAP)	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Net income (GAAP)	$247,722	$246,641	$215,224	$89,080	$144,178
Provision (recovery) for credit losses	6,605	5,085	7,505	100,562	6,371
Income tax provision	67,686	74,715	66,975	26,586	43,166
Income tax provision - deferred tax asset remeasurement	—	—	—	5,581	—
Securities losses, net	—	—	—	228,811	50
Gain on sale leaseback, net of transaction costs	—	—	—	(229,279)	—
Merger, branch consolidation, severance related and other expense (8)	4,494	20,889	24,379	68,006	6,531
FDIC special assessment	(3,835)	—	—	—	(621)
Pre-provision net revenue (PPNR) (Non-GAAP)	$322,672	$347,330	$314,083	$289,347	$199,675

(Dollars in thousands)	Three Months Ended
NET INTEREST MARGIN ("NIM"), TE (NON-GAAP)	Dec. 31, 2025	Sep. 30, 2025	Jun. 30, 2025	Mar. 31, 2025	Dec. 31, 2024
Net interest income (GAAP)	$581,115	$599,697	$577,948	$544,547	$369,779
Total average interest-earning assets	59,872,113	58,727,110	57,710,001	57,497,453	42,295,376
NIM, non-tax equivalent	3.85%	4.05%	4.02%	3.84%	3.48%

Tax equivalent adjustment (included in NIM, TE)	800	718	672	784	547
Net interest income, tax equivalent (Non-GAAP)	$581,915	$600,415	$578,620	$545,331	$370,326
NIM, TE (Non-GAAP)	3.86%	4.06%	4.02%	3.85%	3.48%

	Three Months Ended					Twelve Months Ended
(Dollars in thousands, except per share data)	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2025	2025	2025	2025	2024	2025	2024
Adjusted Net Income (non-GAAP) (2)
Net income (GAAP)	$247,722	$246,641	$215,224	$89,080	$144,178	$798,667	$534,783
Securities losses, net of tax	—	—	—	178,639	38	178,639	38
Gain on sale leaseback, net of transaction costs and tax	—	—	—	(179,004)	—	(179,004)	—
PCL - Non-PCD loans and UFC, net of tax	—	—	—	71,892	—	71,892	—
Merger, branch consolidation, severance related and other expense, net of tax (8)	3,529	16,032	18,593	53,094	5,026	91,248	15,374
Deferred tax asset remeasurement	—	—	—	5,581	—	5,581	—
FDIC special assessment, net of tax	(3,012)	—	—	—	(478)	(3,012)	2,884
Adjusted net income (non-GAAP)	$248,239	$262,673	$233,817	$219,282	$148,764	$964,011	$553,079

Adjusted Net Income per Common Share - Basic (non-GAAP) (2)
Earnings per common share - Basic (GAAP)	$2.48	$2.44	$2.12	$0.88	$1.89	$7.90	$7.01
Effect to adjust for securities losses, net of tax	—	—	—	1.76	0.00	1.77	0.00
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—	—	—	(1.77)	—	(1.77)	—
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—	—	—	0.71	—	0.71	—
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.03	0.16	0.18	0.52	0.07	0.90	0.20
Effect to adjust for deferred tax asset remeasurement	—	—	—	0.06	—	0.06	—
Effect to adjust for FDIC special assessment, net of tax	(0.03)	—	—	—	(0.01)	(0.03)	0.04
Adjusted net income per common share - Basic (non-GAAP)	$2.48	$2.60	$2.30	$2.16	$1.95	$9.54	$7.25

Adjusted Net Income per Common Share - Diluted (non-GAAP) (2)
Earnings per common share - Diluted (GAAP)	$2.46	$2.42	$2.11	$0.87	$1.87	$7.87	$6.97
Effect to adjust for securities losses, net of tax	—	—	—	1.76	0.00	1.76	0.00
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—	—	—	(1.76)	—	(1.78)	—
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—	—	—	0.71	—	0.71	—
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.04	0.16	0.19	0.52	0.07	0.91	0.21
Effect to adjust for deferred tax remeasurement	—	—	—	0.05	—	0.06	—
Effect to adjust for FDIC special assessment, net of tax	(0.03)	—	—	—	(0.01)	(0.03)	0.04
Adjusted net income per common share - Diluted (non-GAAP)	$2.47	$2.58	$2.30	$2.15	$1.93	$9.50	$7.21

Adjusted Return on Average Assets (non-GAAP) (2)
Return on average assets (GAAP)	1.47%	1.49%	1.34%	0.56%	1.23%	1.22%	1.17%
Effect to adjust for securities losses, net of tax	—%	—%	—%	1.13%	0.00%	0.27%	0.00%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	(1.13)%	—%	(0.27)%	—%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	0.45%	—%	0.11%	—%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.03%	0.10%	0.11%	0.33%	0.04%	0.14%	0.03%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	0.04%	—%	0.01%	—%
Effect to adjust for FDIC special assessment, net of tax	(0.02)%	—%	—%	—%	(0.00)%	0.00%	0.01%
Adjusted return on average assets (non-GAAP)	1.48%	1.59%	1.45%	1.38%	1.27%	1.48%	1.21%

Adjusted Return on Average Common Equity (non-GAAP) (2)
Return on average common equity (GAAP)	10.90%	11.04%	9.93%	4.29%	9.72%	9.13%	9.41%
Effect to adjust for securities losses, net of tax	—%	—%	—%	8.61%	0.00%	2.04%	0.00%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	(8.63)%	—%	(2.05)%	—%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	3.46%	—%	0.82%	—%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.15%	0.71%	0.86%	2.56%	0.34%	1.05%	0.27%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	0.27%	—%	0.06%	—%
Effect to adjust for FDIC special assessment, net of tax	(0.13)%	—%	—%	—%	(0.03)%	(0.03)%	0.05%
Adjusted return on average common equity (non-GAAP)	10.92%	11.75%	10.79%	10.56%	10.03%	11.02%	9.73%

Return on Average Common Tangible Equity (non-GAAP) (3)
Return on average common equity (GAAP)	10.90%	11.04%	9.93%	4.29%	9.72%	9.13%	9.41%
Effect to adjust for intangible assets	8.20%	8.58%	8.24%	4.70%	5.37%	7.55%	5.57%
Return on average tangible equity (non-GAAP)	19.10%	19.62%	18.17%	8.99%	15.09%	16.68%	14.98%

Adjusted Return on Average Common Tangible Equity (non-GAAP) (2) (3)
Return on average common equity (GAAP)	10.90%	11.04%	9.93%	4.29%	9.72%	9.13%	9.41%
Effect to adjust for securities losses, net of tax	—%	—%	—%	8.61%	0.00%	2.04%	0.00%
Effect to adjust for gain on sale leaseback, net of transaction costs and tax	—%	—%	—%	(8.63)%	—%	(2.05)%	—%
Effect to adjust for PCL - Non-PCD loans and UFC, net of tax	—%	—%	—%	3.46%	—%	0.82%	—%
Effect to adjust for merger, branch consolidation, severance related and other expense, net of tax (8)	0.15%	0.71%	0.86%	2.56%	0.34%	1.05%	0.27%
Effect to adjust for deferred tax remeasurement	—%	—%	—%	0.27%	—%	0.06%	—%
Effect to adjust for FDIC special assessment, net of tax	(0.13)%	—%	—%	—%	(0.03)%	(0.03)%	0.05%
Effect to adjust for intangible assets, net of tax	8.22%	9.06%	8.82%	9.29%	5.53%	8.83%	5.74%
Adjusted return on average common tangible equity (non-GAAP)	19.14%	20.81%	19.61%	19.85%	15.56%	19.85%	15.47%

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	Jun. 30,	Mar. 31,	Dec. 31,	Dec. 31,	Dec. 31,
RECONCILIATION OF GAAP TO NON-GAAP	2025	2025	2025	2025	2024	2025	2024
Adjusted Efficiency Ratio (non-GAAP) (4)
Efficiency ratio	49.65%	49.88%	52.75%	60.97%	55.73%	53.14%	56.93%
Effect to adjust for securities losses	—%	—%	—%	(13.35)%	0.00%	(3.84)%	(0.00)%
Effect to adjust for gain on sale leaseback, net of transaction costs	—%	—%	—%	13.39%	—%	3.85%	—%
Effect to adjust for merger, branch consolidation, severance related and other expense (8)	(0.65)%	(2.99)%	(3.66)%	(10.77)%	(1.45)%	(4.39)%	(1.14)%
Effect to adjust for FDIC special assessment	0.56%	—%	—%	—%	0.14%	0.15%	(0.26)%
Adjusted efficiency ratio	49.56%	46.89%	49.09%	50.24%	54.42%	48.91%	55.53%

Tangible Book Value Per Common Share (non-GAAP) (3)
Book value per common share (GAAP)	$91.38	$89.14	$86.71	$84.99	$77.18
Effect to adjust for intangible assets	(35.11)	(34.66)	(34.75)	(34.92)	(26.07)
Tangible book value per common share (non-GAAP)	$56.27	$54.48	$51.96	$50.07	$51.11

Tangible Equity-to-Tangible Assets (non-GAAP) (3)
Equity-to-assets (GAAP)	13.48%	13.64%	13.36%	13.24%	12.70%
Effect to adjust for intangible assets	(4.72)%	(4.83)%	(4.90)%	(4.99)%	(3.91)%
Tangible equity-to-tangible assets (non-GAAP)	8.76%	8.81%	8.46%	8.25%	8.79%

Certain prior period information has been reclassified to conform to the current period presentation, and these reclassifications have no impact on net income or equity as previously reported.

Footnotes to tables:

(1)	Includes loan accretion (interest) income related to the discount on acquired loans of $50.3 million, $83.0 million, $63.5 million, $61.8 million, and $2.9 million, during the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024, respectively, and $258.6 million and $14.4 million during the twelve months ended December 31, 2025 and 2024, respectively.
(2)	Adjusted earnings, adjusted return on average assets, adjusted EPS, and adjusted return on average equity are non-GAAP measures and exclude the gains or losses on sales of securities, gain on sale leaseback, net of transaction costs, PCL on non-PCD loans and unfunded commitments, deferred tax asset remeasurement, merger, branch consolidation, severance related and other expense, and FDIC special assessments. Management believes that non-GAAP adjusted measures provide additional useful information that allows readers to evaluate the ongoing performance of the Company. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. Adjusted earnings and the related adjusted return measures (non-GAAP) exclude the following from net income (GAAP) on an after-tax basis: (a) pre-tax merger, branch consolidation, severance related and other expense of $4.5 million, $20.9 million, $24.4 million, $68.0 million, and $6.5 million for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024, respectively, and $117.8 million and $20.1 million for the twelve months ended December 31, 2025 and 2024, respectively; (b) pre-tax net securities losses of $(228,811) and $(50,000) for the quarters ended March 31, 2025 and December 31, 2024, respectively, and for the twelve months ended December 31, 2025 and 2024, respectively; (c) pre-tax gain on sale leaseback, net of transaction costs of $229,279 for the quarter ended March 31, 2025 and for the twelve months ended December 31, 2025; (d) pre-tax FDIC special assessment of $(3.8) million and $(621,000) for the quarters ended December 31, 2025 and December 31, 2024, respectively, and $(3.8) million and $3.9 million for the twelve months ended December 31, 2025 and 2024, respectively; and (e) deferred tax asset remeasurement of $5.6 million for the quarter ended March 31, 2025 and for the twelve months ended December 31, 2025.
(3)	The tangible measures are non-GAAP measures and exclude the effect of period end or average balance of intangible assets. The tangible returns on equity and common equity measures also add back the after-tax amortization of intangibles to GAAP basis net income. Management believes that these non-GAAP tangible measures provide additional useful information, particularly since these measures are widely used by industry analysts for companies with prior merger and acquisition activities. Non-GAAP measures should not be considered as an alternative to any measure of performance or financial condition as promulgated under GAAP, and investors should consider the Company's performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the Company's results or financial condition as reported under GAAP. The sections titled "Reconciliation of GAAP to Non-GAAP" provide tables that reconcile GAAP measures to non-GAAP.
(4)	Adjusted efficiency ratio is calculated by taking the noninterest expense excluding transaction costs on sale leaseback, merger, branch consolidation, severance related and other expenses, FDIC special assessment, and amortization of intangible assets, divided by net interest income and noninterest income excluding gains (losses) on sales of securities, net and gain on sale leaseback, net of transaction costs. The pre-tax amortization expenses of intangible assets were $23.4 million, $23.4 million, $24.0 million, $23.8 million, and $5.3 million for the quarters ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024, respectively and $94.7 million and $22.4 million for the twelve months ended December 31, 2025 and 2024, respectively.
(5)	The dividend payout ratio is calculated by dividing total dividends paid during the period by the total net income for the same period.
(6)	December 31, 2025 ratios are estimated and may be subject to change pending the final filing of the FR Y-9C; all other periods are presented as filed.
(7)	Loan data excludes loans held for sale.
(8)	Includes pre-tax cyber incident (net reimbursement)/costs of $3,000, $(3.6) million, $111,000, and $329,000 for the quarters ended September 30, 2025, June 30, 2025, March 31, 2025, and December 31, 2024, respectively, and $(3.5) million, and $8.3 million for the twelve months ended December 31, 2025 and 2024, respectively.

Cautionary Statement Regarding Forward Looking Statements

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward-looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are based on, among other things, management’s beliefs, assumptions, current expectations, estimates and projections about the financial services industry, the economy and SouthState. Words and phrases such as “may,” “approximately,” “continue,” “should,” “expects,” “projects,” “anticipates,” “is likely,” “look ahead,” “look forward,” “believes,” “will,” “intends,” “estimates,” “strategy,” “plan,” “could,” “potential,” “possible” and variations of such words and similar expressions are intended to identify such forward-looking statements.

SouthState cautions readers that forward looking statements are subject to certain risks, uncertainties and assumptions that are difficult to predict with regard to, among other things, timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results. Such risks, uncertainties and assumptions, include, among others, the following: (1) economic volatility risk, including as a result of monetary, fiscal, and trade law policies, such as tariffs, and inflation, potentially resulting in higher rates, deterioration in the credit markets, greater than expected noninterest expenses, excessive loan losses, or on the other hand lower rates, which also may have other negative consequences, which risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (2) risks related to the ability of the Company to pursue its strategic plans which depend upon certain growth goals in our lines of business; (3) risks related to the merger and integration of SouthState and Independent including, among others, (i) the risk that the cost savings and any revenue synergies from the merger may not be fully realized or may take longer than anticipated to be realized, (ii) the risk that the integration of Independent’s operations into SouthState’s operations will be materially delayed or will be more costly or difficult than expected or that the parties are otherwise unable to successfully integrate Independent’s businesses into SouthState’s businesses, (iii) the amount of the costs, fees, expenses and charges related to the merger, and (iv) reputational risk and the reaction of each company's customers, suppliers, employees or other business partners to the merger; (4) risks relating to the ability to retain our culture and attract and retain qualified people as we grow and are located in new markets, and being able to offer competitive salaries and benefits, including flexibility of working remotely or in the office; (5) deposit attrition, client loss or revenue loss following completed mergers or acquisitions that may be greater than anticipated; (6) credit risks associated with an obligor’s failure to meet the terms of any contract with the Bank or otherwise fail to perform as agreed under the terms of any loan-related document; (7) interest rate risk primarily resulting from our inability to effectively manage the risk, and their impact on the Bank’s earnings, including from the correspondent and mortgage divisions, housing demand, the market value of the Bank’s loan and securities portfolios, and the market value of SouthState’s equity; (8) inflationary risks negatively impacting our business and profitability, earnings and budgetary projections, or demand for our products and services; (9) a decrease in our net interest income due to the interest rate environment; (10) liquidity risk affecting the Bank’s ability to meet its obligations when they come due; (11) unexpected outflows of uninsured deposits may require us to sell investment securities at a loss; (12) potential deterioration in real estate values; (13) the loss of value of our investment portfolio could negatively impact market perceptions of us and could lead to deposit withdrawals; (14) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (15) transaction risk arising from problems with service or product delivery; (16) the impact of increasing digitization of the banking industry and movement of customers to on-line platforms, and the possible impact on the Bank’s results of operations, customer base, expenses, suppliers and operations; (17) controls and procedures risk, including the potential failure or circumvention of our controls and procedures or failure to comply with regulations related to controls and procedures; (18) volatility in the financial services industry (including failures or rumors of failures of other depository institutions), along with actions taken by governmental agencies to address such turmoil, could affect the ability of depository institutions, including us, to attract and retain depositors and to borrow or raise capital; (19) the impact of competition with other financial institutions, including deposit and loan pricing pressures and the resulting impact, including as a result of compression to net interest margin; (20) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards, and contractual obligations regarding data privacy and cybersecurity; (21) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, the possibility that regulatory agencies may require higher levels of capital above the current regulatory-mandated minimums and including the impact of special FDIC assessments, the Consumer Financial Protection Bureau regulations or other guidance, and the possibility of changes in accounting standards, policies, principles and practices; (22) risks related to the legal, regulatory, and supervisory environment, including changes in financial services legislation, regulation, policies, or government officials or other personnel; (23) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (24) reputation risk that adversely affects earnings or capital arising from negative public opinion including the effects of social media on market perceptions of us and banks generally; (25) cybersecurity risk related to the dependence of SouthState on internal computer systems and the technology of outside service providers, as well as the potential impacts of internal or external security breaches, which may subject the Company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (26) reputational and operational risks associated with environment, social and governance (ESG) matters, including the impact of changes in federal and state laws, regulations and guidance relating to climate change; (27) excessive loan losses; (28) reputational risk and possible higher than estimated reduced revenue from previously announced or proposed regulatory changes in the Bank’s consumer programs and products; (29) operational, technological, cultural, regulatory, legal, credit and other risks associated with the exploration, consummation and integration of potential future acquisitions, whether involving stock or cash consideration; (30) catastrophic events such as hurricanes, tornados, earthquakes, floods or other natural or human disasters, including public health crises and infectious disease outbreaks, as well as any government actions in response to such events, and the related disruption to local, regional and global economic activity and financial markets, and the impact that any of the foregoing may have on SouthState and its customers and other constituencies; (31) geopolitical risk from terrorist activities and armed conflicts that may result in economic and supply disruptions, and loss of market and consumer confidence; (32) the risks of fluctuations in market prices for SouthState common stock that may or may not reflect economic condition or performance of SouthState; (33) the payment of dividends on SouthState common stock, which is subject to legal and regulatory limitations as well as the discretion of the board of directors of SouthState, SouthState’s performance and other factors; (34) ownership dilution risk associated with potential acquisitions in which SouthState’s stock may be issued as consideration for an acquired company; and (35) other factors that may affect future results of SouthState, as disclosed in SouthState’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K, filed by SouthState with the U.S. Securities and Exchange Commission (“SEC”) and available on the SEC’s website at http://www.sec.gov, any of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. SouthState does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.